EXHIBIT 10.4

                                    FORM OF
                            INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT (this "Agreement"), dated as of the ___ day of _____, 1999, by and between Cybear, Inc., a Delaware corporation with its principal place of business at 5000 Blue Lake Drive, Suite 200, Boca Raton, FL (the "Company"), and _________________, who resides at _______________________
(the "Executive").

                                R E C I T A L S:

         A. The Company currently receives the benefits of the services of the Executive as a member of the Company's Board of Directors and an executive officer.

         B. The Executive has requested indemnification and the Company is willing to indemnify the Executive as a member of the Company's Board of Directors and an executive officer to the fullest extent permitted by applicable law and regulation.

         NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein, the Company and the Executive agree as follows:

         SECTION 1. MANDATORY INDEMNIFICATION IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE COMPANY. Subject to Section 5 hereof and to the extent and except as otherwise provided hereunder, the Company shall indemnify and hold harmless the Executive from and against any and all claims, damages, reasonable expenses (including, without limitation, attorneys' and paralegals' fees), judgments, penalties, fines (including excise taxes assessed with respect to an employee benefit plan) and amounts paid in settlement and all other liabilities actually incurred by the Executive in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) and to which the Executive was or is a party or is threatened to be made a party by reason of the fact that the Executive is or was a director, officer, stockholder, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, or by reason of anything done or not done by the Executive in any such capacity or capacities; provided, however, that this Agreement shall not eliminate or limit the liability of the Executive (i) for any breach of the Executive's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the willful or negligent payment of unlawful dividends or unlawful stock repurchases or redemptions in violation of Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the Executive derived an improper personal benefit. For purposes of this Agreement, the Executive is considered to be serving as a fiduciary or similar capacity or as an agent of an employee benefit plan at the Company's request if his duties to the Company also impose duties
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on, or otherwise involve services by, the Executive to the plan or to participants in or beneficiaries of the plan. Notwithstanding the foregoing, the Company shall only indemnify the Executive for amounts paid in settlement if such settlement was consented to by the Company, which consent shall not be unreasonably withheld.

         SECTION 2. MANDATORY INDEMNIFICATION IN ACTIONS OR SUITS BY OR IN THE RIGHT OF THE COMPANY. Subject to Section 5 hereof and to the extent and except as otherwise provided hereunder, the Company shall indemnify and hold harmless the Executive from and against any and all reasonable expenses (including, without limitation, attorneys' and paralegals' fees) and/or amounts paid in settlement actually incurred by the Executive in connection with the investigation, defense, settlement or appeal of any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor and to which the Executive was or is a party or is threatened to be made a party by reason of the fact that the Executive is or was a director, officer, stockholder, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by the Executive in such capacity or capacities, provided that (i) the Executive acted in good faith and in a manner the Executive reasonably believed to be in or not opposed to the best interests of the Company (ii) indemnification for amounts paid in settlement shall not exceed the estimated expense of litigating the proceeding to conclusion, (iii) no indemnification shall be made in respect of any claim, issue or matter as to which the Executive shall have been adjudged to be liable for misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought (or any other court of competent jurisdiction) shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Executive is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper, and (iv) no indemnification shall be made in respect of any claim, issue or matter in which the Executive shall have been adjudged to be liable for any willful or negligent payment of unlawful dividends or unlawful stock repurchases or redemptions in violation of Section 174 of the General Corporation Law of the State of Delaware or for any transaction in which the Executive derived a personal benefit. Notwithstanding the foregoing, the Company shall only indemnify the Executive for amounts paid in settlement, if such settlement was consented to by the Company, which consent shall not be unreasonably withheld.

         SECTION 3. MANDATORY INDEMNIFICATION AGAINST EXPENSES INCURRED WHILE TESTIFYING. Subject to Section 5 hereof, the Company shall indemnify the Executive against expenses (including attorneys' fees and paralegals' fees) incurred or paid by the Executive as a result of providing testimony in any proceeding, whether civil, criminal, administrative or investigative (including but not limited to any action or suit by or in the right of the Company to procure a judgment in its favor), by reason of the fact that the Executive is or was an officer, director, stockholder, employee, consultant, adviser or agent of the Company, or is or was serving at the request of the Company as an officer, director, partner, trustee, employee, adviser or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise


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         SECTION 4. REIMBURSEMENT OF EXPENSES FOLLOWING ADJUDICATION OF
NEGLIGENCE. Except as otherwise specified in Section 2 herein, the Company shall reimburse the Executive for any expenses (including attorneys' fees and paralegals' fees) and amounts actually and reasonably incurred or paid by him in connection with the investigation, defense, settlement or appeal of any action or suit described in Section 2 hereof that results in an adjudication that the Executive was liable for negligence, gross negligence or recklessness (but not willful misconduct) in the performance of his duty to the Company; provided, however, that the Executive acted in good faith and in a manner he believed to be in the best interests of the Company.

         SECTION 5. AUTHORIZATION OF INDEMNIFICATION.

                  5.1 INDEMNIFICATION DETERMINATION. Any indemnification under Sections 1 and 2 hereof (unless ordered by a court) and any reimbursement made under Section 3 hereof, shall be made by the Company only as authorized in the specific case upon a determination (the "Determination") that indemnification or reimbursement of the Executive is proper in the circumstances because the Executive has met the applicable standard of conduct set forth in Sections 1, 2 or 3 hereof, as the case may be and which Determination shall be based on the presumptions, if applicable, set forth in this Section 5. Subject to Subsections 6.6, 6.7 and 6.8 of this Agreement, the Determination shall be made in the following order of preference:

                  (1) first, by the Company's Board of Directors (the "Board") by majority vote or consent of a quorum consisting of directors who are not, at the time of the Determination, named parties to such action, suit or proceeding ("Disinterested Directors"); or

                  (2) next, if such a quorum of Disinterested Directors cannot be obtained, by majority vote of a committee duly designated by the Board (in which designation all directors, whether or not Disinterested Directors, may participate) consisting solely of two or more Disinterested Directors; or

                  (3) next, if such a committee cannot be designated, by independent legal counsel (who may be the outside counsel regularly employed by the Company) in a written opinion; or

                  (4) next, if such legal opinion cannot be obtained, by vote of the holders of a majority of the Company's common stock that are represented in person or by proxy and entitled to vote at a meeting called for such purpose or by a written consent of the holders of a majority of the outstanding shares of common stock of the Company in lieu thereof.

                  5.2 NO PRESUMPTIONS. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea OF NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Executive did not act in good faith



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and in a manner which the Executive reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  5.3 BENEFIT PLAN CONDUCT. The Executive's conduct with respect to an employee benefit plan for a purpose the Executive reasonably believed to be in the interests of the participants in and beneficiaries of the plan shall be deemed, in rendering a Determination, to be conduct that the Executive reasonably believed to be not opposed to the best interests of the Company.

                  5.4 RELIANCE AS SAFE HARBOR. For purposes of rendering any Determination hereunder, the Executive shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe the Executive's conduct was unlawful, if the Executive's action is based on (i) the records or books of account of the Company or another enterprise, including financial statements, (ii) information supplied to the Executive by the officers of the Company or another enterprise in the course of their duties, (iii) the advice of legal counsel for the Company or another enterprise, or (iv) information or records given or reports made to the Company or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or another enterprise. The term "another enterprise" as used in this Subsection
5.4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which the Executive is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent. The provisions of this Subsection 5.4 shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Executive may be deemed to have met the applicable standard of conduct set forth in Sections 1, 2 or 3 hereof, as the case may be.

                  5.5 SUCCESS ON MERITS OR OTHERWISE. Notwithstanding any other provision of this Agreement, to the extent that the Executive has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Sections 1 or 2 hereof, or in defense of any claim, issue or matter therein, the Executive shall be indemnified against expenses (including, without limitation, attorneys' and paralegals' fees) actually and reasonably incurred by the Executive in connection with the investigation, defense, settlement or appeal thereof. For purposes of this Subsection 5.5, the term "successful on the merits or otherwise" shall include, but not be limited to, (i) any termination, withdrawal, or dismissal (with or without prejudice) of any claim, action, suit or proceeding against the Executive without any express finding of liability or guilt against the Executive, (ii) the expiration of 120 days after the making of any claim or threat of an action, suit or proceeding without the institution of the same and without any promise or payment made to induce a settlement, or (iii) the settlement of any action, suit or proceeding under Section 1, 2 or 3 hereof pursuant to which the Executive pays less than $10,000.

                  5.6 PARTIAL INDEMNIFICATION OR REIMBURSEMENT. If the Executive is entitled under any provision of this Agreement to indemnification and/or reimbursement by the Company for some or a portion of the claims, damages, expenses (including, without limitation, attorneys' and paralegals' fees), judgments, fines or amounts paid in settlement by the Executive in connection with the investigation, defense, settlement or appeal of any action specified in

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Sections 1, 2 or 3 hereof, but not, however, for the total amount thereof, the
Company shall nevertheless indemnify and/or reimburse the Executive for the portion thereof to which the Executive is entitled. The party or parties making the Determination shall determine the portion (if less than all) of such claims, damages, expenses (including, without limitation, attorneys' and paralegals' fees), judgments, fines or amounts paid in settlement for which the Executive is entitled to indemnification and/or reimbursement under this Agreement.

         SECTION 6. PROCEDURES FOR DETERMINATION OF WHETHER STANDARDS HAVE BEEN SATISFIED.

                  6.1 COSTS. All costs of making the Determination required by
Section 5 hereof shall be borne solely by the Company, including, but not limited to, the costs of legal counsel, proxy solicitations and judicial determinations, and all costs of defending any suits or proceedings challenging payments to the Executive under this Agreement. Provided the Executive prevails in such matter, the Company shall also be solely responsible for paying all reasonable expenses incurred by the Executive to enforce this Agreement, including, but not limited to, the costs incurred by the Executive to obtain court-ordered indemnification pursuant to Section 9 hereof, regardless of the outcome of such application or proceeding.

                  6.2 TIMING OF THE DETERMINATION. The Company shall use its best efforts to make the Determination contemplated by Section 5 hereof promptly. In addition, the Company agrees:

                  (1) if the Determination is to be made by the Board or a committee thereof, such Determination shall be made not later than 15 days after a written request for a Determination (a "Request") is delivered to the Company by the Executive;

                  (2) if the Determination is to be made by independent legal counsel, such Determination shall be made not later than 30 days after a Request is delivered to the Company by the Executive; and

                  (3) if the Determination is to be made by the stockholders of the Company, such Determination shall be made not later than 90 days after a Request is delivered to the Company by the Executive.

The failure of the Company to use its best efforts to make a Determination within the above-specified time period shall constitute a Determination approving full indemnification or reimbursement of the Executive notwithstanding anything herein to the contrary. A Determination may be made in advance of (i) the Executive's payment (or incurring) of expenses with respect to which indemnification or reimbursement is sought, and/or (ii) final disposition


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of the action, suit or proceeding with respect to which indemnification or reimbursement is sought.

                  6.3 REASONABLENESS OF EXPENSES. Notwithstanding anything contained herein to the contrary, prior to the payment of any expenses hereunder, the Company shall determine the reasonableness of such expenses as provided below. The Board shall use its best efforts to ensure that the evaluation and finding as to the reasonableness of expenses incurred by the Executive for purposes of this Agreement shall be made (in the following order of preference) within 15 days of the Executive's delivery to the Company of a request for reimbursement of expenses that includes a reasonable accounting of expenses incurred:

                  (1) first, by the Board by a majority vote of a quorum consisting of Disinterested Directors; or

                  (2) next, if a quorum cannot be obtained under subdivision
(1), by majority vote or consent of a committee duly designated by the Board (in which designation all directors, whether or not Disinterested Directors, may participate), consisting solely of two or more Disinterested Directors.

All expenses shall be considered reasonable for purposes of this Agreement if the finding contemplated by this Subsection 6.3 is not made within the prescribed time due to the Company's failure to use its best efforts to comply therewith. The finding required by this Subsection 6.3 must be made in advance of the payment (or incurring) of the expenses for which indemnification or reimbursement is sought.

                  6.4 PAYMENT OF INDEMNIFIED AMOUNT. Immediately following a Determination that the Executive has met the applicable standard of conduct set forth in Sections 1, 2 or 3 hereof, as the case may be, and/or the finding of reasonableness of expenses contemplated by Subsection 6.3 hereof, the Company shall pay to the Executive in cash the amount to which the Executive is entitled to be indemnified and/or reimbursed, as the case may be, without further authorization or action by the Board; provided, however, that the expenses for which indemnification or reimbursement is sought have actually been incurred by the Executive and the Executive is able to provide appropriate receipts.

                  6.5 STOCKHOLDER VOTE ON DETERMINATION. The Executive and any other stockholder who is a party to the proceeding for which indemnification or reimbursement is sought shall be entitled to vote on any Determination to be made by the Company's stockholders, including a Determination made pursuant to Subsection 6.7 hereof. In addition, in connection with each meeting at which a stockholder Determination will be made, the Company shall solicit proxies that expressly include a proposal to indemnify or reimburse the Executive. The Company proxy statement relating to the proposal to indemnify or reimburse the Executive shall not include a recommendation against indemnification or reimbursement.

                  6.6 SELECTION OF INDEPENDENT LEGAL COUNSEL. If the Determination required under Section 5 is to be made by independent legal counsel, such counsel shall be selected by the Executive with the approval of the Board of Directors, which approval shall not be unreasonably withheld. The fees and expenses incurred by counsel in making any Determination

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(including Determinations pursuant to Subsection 6.8 hereof) shall be borne solely by the Company regardless of the results of any Determination and, if requested by counsel, the Company shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

                  6.7 RIGHT OF EXECUTIVE TO APPEAL AN ADVERSE DETERMINATION BY BOARD. If a Determination is made by the Board or a committee thereof that the Executive did not meet the applicable standard of conduct set forth in Sections 1, 2 or 3 hereof, upon the written request of the Executive and the Executive's delivery of $500 to the Company, the Company shall cause a new Determination to be made by the Company's stockholders at the next regular or special meeting of stockholders. Subject to Section 9 hereof, such Determination by the Company's stockholders shall be binding and conclusive for purposes of this Agreement.

                  6.8 RIGHT OF EXECUTIVE TO SELECT FORUM FOR DETERMINATION. If, at any time subsequent to the date of this Agreement, "Continuing Directors," as defined below, do not constitute a majority of the members of the Board, or there is otherwise a change in control of the Company (as contemplated by Item 403(c) of Regulation S-K promulgated under the Securities Act of 1933, as amended), then upon the request of the Executive, the Company shall cause the Determination required by Section 5 hereof to be made by independent legal counsel selected by the Executive and approved by the Board (which approval shall not be unreasonably withheld), which counsel shall be deemed to satisfy the requirements of Subsection 6.6 hereof. If none of the legal counsel selected by the Executive are willing and/or able to make the Determination, then the Company shall cause the Determination to be made by a majority vote or consent of a Board committee consisting solely of Continuing Directors. If there are no Continuing Directors, then the Company shall cause the Determination required by
Section 5 hereof to be made by the stockholders at the next regular or special meeting of stockholders. For purposes of this Agreement, a "Continuing Director" means either a member of the Board at the date of this Agreement or a person nominated to serve as a member of the Board by a majority of the then Continuing Directors.

                  6.9 ACCESS BY EXECUTIVE TO DETERMINATION. The Company shall afford to the Executive and his representatives ample opportunity to present evidence of the facts upon which the Executive relies for indemnification or reimbursement, together with other information relating to any requested Determination. The Company shall also afford the Executive the reasonable opportunity to include such evidence and information in any Company proxy statement relating to a stockholder Determination.

                  6.10 JUDICIAL DETERMINATIONS IN DERIVATIVE SUITS. In each action or suit described in Section 2 hereof, the Company shall cause its counsel to use its best efforts to obtain from the Court in which such action or suit was brought (i) an express adjudication whether the Executive is liable for negligence or misconduct in the performance of his duty to

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the Company, and, if the Executive is so liable, (ii) a determination whether and to what extent, despite the adjudication of liability but in view of all the circumstances of the case (including this Agreement), the Executive is fairly and reasonably entitled to indemnification.

         SECTION 7. SCOPE OF INDEMNITY. The actions, suits and proceedings described in Sections 1 and 2 hereof shall include, for purposes of this Agreement, any actions that involve, directly or indirectly, activities of the Executive both in his official capacities as a Company director or officer and actions taken in another capacity while serving as director or officer, including, but not limited to, actions or proceedings involving (i) compensation paid to the Executive by the Company, (ii) activities by the Executive on behalf of the Company, including actions in which the Executive is plaintiff, (iii) actions alleging a misappropriation of a "corporate opportunity," (iv) responses to a takeover attempt or threatened takeover attempt of the Company, (v) transactions by the Executive in Company securities, and (vi) the Executive's preparation for and appearance (or potential appearance) as a witness in any proceeding relating, directly or indirectly, to the Company. In addition, the Company agrees that, for purposes of this Agreement, all services performed by the Executive on behalf of, in connection with or related to any subsidiary of the Company, any employee benefit plan established for the benefit of employees of the Company or any subsidiary, any corporation or partnership or other entity in which the Company or any subsidiary has a 5 % ownership interest, or any other affiliate of the Company, shall be deemed to be at the request of the Company.

         SECTION 8. ADVANCE FOR EXPENSES.

                  8.1 MANDATORY ADVANCE. Reasonable expenses (including, without limitation, attorneys' and paralegals' fees) incurred by the Executive in investigating, defending, settling or appealing any action, suit or proceeding described in Sections 1 or 2 hereof shall be advanced by the Company in advance of the final disposition of such action, suit or proceeding upon the request by the Executive and said expenses shall be paid within 10 days following the Executive's delivery to the Company of such written request for an advance pursuant to this Section 8, together with a reasonable accounting of such expenses. However, prior to the payment of any expenses hereunder, the Company shall determine the reasonableness of such expenses as provided in Subsection 6.3.

                  8.2 UNDERTAKING TO REPAY. The Executive hereby undertakes and agrees to repay to the Company any advances made pursuant to this Section 8 if and to the extent that it shall ultimately be determined that the Executive is not entitled to be indemnified by the Company for such amounts, as described above.

                  8.3 MISCELLANEOUS. The Company shall make the advances contemplated by this Section 8 regardless of the Executive's financial ability to make repayment, and regardless whether indemnification of the Executive by the Company will ultimately be required. Any advances and undertakings to repay pursuant to this Section 8 shall be unsecured and interest-free.

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         SECTION 9. COURT ORDERED INDEMNIFICATION. Regardless of whether the
Executive has met the standard of conduct set forth in Sections 1, 2 or 3 hereof, as the case may be, and notwithstanding the presence or absence of any Determination whether such standards have been satisfied, the Executive may apply for indemnification (and/or reimbursement pursuant to Sections 3 or 13 hereof) to the court conducting any proceeding to which the Executive is a party or to any other court of competent jurisdiction. Upon receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification (and/or reimbursement) if it determines the Executive is fairly and reasonably entitled to indemnification (and/or reimbursement) in view of all the relevant circumstances (including this Agreement).

         SECTION 10. NONDISCLOSURE OF PAYMENTS. Except as required by applicable securities laws, neither party shall disclose any payments under this Agreement unless prior approval of the other party is obtained. Any payments to the Executive that must be disclosed shall, unless otherwise requested by law, be described only in Company proxy or information statements relating to special/annual meetings of the Company's stockholders and the Company shall afford the Executive the reasonable opportunity to review all such disclosures and, if requested, to explain in such statement any mitigating circumstances regarding the event reported.

         SECTION 11. COVENANT NOT TO SUE, LIMITATION OF ACTIONS AND RELEASE OF CLAIMS. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company (or any of its subsidiaries) against the Executive, his spouse, heirs, executors, personal representatives or administrators after the expiration of two years from the time the Executive ceases (for any reason) to serve as either an officer or director of the Company, and any claim or cause of action of the Company (or any of its subsidiaries) shall be extinguished and deemed released unless asserted by filing of a legal action within such two-year period.

         SECTION 12. INDEMNIFICATION OF EXECUTIVE'S ESTATE. Notwithstanding any other provision of this Agreement, and regardless of whether indemnification of the Executive would be permitted and/or required under this Agreement, if the Executive is deceased, the Company shall indemnify and hold harmless the Executive's estate, spouse, heirs, administrators, personal representatives and executors (collectively the "Executive's Estate") against, and the Company shall assume, any and all claims, damages, expenses (including attorneys' and paralegals' fees), penalties, judgments, fines and amounts paid in settlement actually incurred by the Executive or the Executive's Estate in connection with the investigation, defense, settlement or appeal of any action described in Sections 1 or 2 hereof, to the same extent as the Executive. Indemnification of the Executive's Estate pursuant to this Section 12 shall be mandatory and not require a Determination or any other finding that the Executive's conduct satisfied a particular standard of conduct.

         SECTION 13. REIMBURSEMENT OF ALL LEGAL EXPENSES. Notwithstanding any other provision of this Agreement, and regardless of the presence or absence of any Determination, the Company promptly (but not later than 30 days following the

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Executive's submission of a reasonable accounting) shall reimburse the Executive for all attorneys' fees and related court costs and other expenses incurred by the Executive in connection with the investigation, defense, settlement or appeal of any action described in Section 1 or 2 hereof (including, but not limited to, the matters specified in Section 6 hereof).

         SECTION 14. MISCELLANEOUS.

                  14.1 NOTICE PROVISION. Any notice, payment, demand or communication required or permitted to be delivered or given by the provisions of this Agreement shall be deemed to have been effectively delivered or given and received on the date personally delivered to the respective party to whom it is directed, or when deposited by registered or certified mail, return receipt requested, with postage and charges prepaid and addressed to the parties at the addresses set forth above their signatures to this Agreement.

                  14.2 ENTIRE AGREEMENT. Except for the Company's Certificate of Incorporation, this Agreement constitutes the entire understanding of the parties and supersedes all prior understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.

                  14.3 SEVERABILITY OF PROVISIONS. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid, and enforceable.

                  14.4 APPLICABLE LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware, without application of the principles of conflicts of laws.

                  14.5 EXECUTION IN COUNTERPARTS. This Agreement and any amendment may be executed simultaneously or in two or more counterparts, each of which together shall constitute one and the same instrument.

                  14.6 COOPERATION AND INTENT. The Company shall cooperate in good faith with the Executive and use its best efforts to ensure that the Executive is indemnified and/or reimbursed for liabilities described herein to the fullest extent permitted by law.

                  14.7 AMENDMENT. No amendment, modification or alteration of the terms of this Agreement shall be binding unless in writing, dated subsequent to the date of this Agreement, and executed by the parties.

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                  14.8 BINDING EFFECT. The obligations of the Company to the
Executive hereunder shall survive and continue as to the Executive even if the Executive ceases to be a director, officer, employee and/or agent of the Company. Each and all of the covenants, terms and provisions of this Agreement shall be binding upon and inure to the benefit of the successors to the Company and, upon the death of the Executive, to the benefit of the estate, heirs, executors, administrators and personal representatives of the Executive.

                  14.9 GENDER AND NUMBER. Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender, all singular words shall include the plural and all plural words shall include the singular.

                  14. 10 NON-EXCLUSIVITY. The rights of indemnification and reimbursement provided in this Agreement shall be in addition to any rights to which the Executive may otherwise be entitled by statute, bylaw, agreement, vote of stockholders or otherwise.

                  14. 11 EFFECTIVE DATE. The provisions of this Agreement shall cover claims, actions, suits and proceedings whether now pending or hereafter commenced and shall be retroactive to cover acts or omissions or alleged acts or omissions which heretofore have taken place.

         IN WITNESS WHEREFORE, the undersigned have executed this Agreement as of the date first above written.

THE COMPANY:

CYBEAR, INC. a Delaware corporation

By:
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    Name:
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    Title:
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EXECUTIVE:

[NAME]

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